NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.


No. 1                                                               $10,000,000

                           LUMINANT WORLDWIDE CORPORATION
                              6% CONVERTIBLE DEBENTURE
                               DUE SEPTEMBER 21, 2003

       THIS DEBENTURE is one of a series of duly authorized and issued debentures of Luminant Worldwide Corporation, a Delaware corporation, having a principal place of business at 13737 Noel Road, Suite 1400, Dallas, Texas 75240-7367(the "COMPANY"), designated as its 6% Convertible Debentures, due September 21, 2003, in the aggregate principal amount of Seventeen Million Dollars ($17,000,000) (the "DEBENTURES").

       FOR VALUE RECEIVED, the Company promises to pay to Montrose
Investments Ltd. or its registered assigns (the "HOLDER"), the principal sum of Ten Million Dollars ($10,000,000), on September 21, 2003 or such earlier date as the Debentures are required or permitted to be repaid as provided hereunder (the "MATURITY DATE") and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate of 6% per annum, payable on a quarterly basis on March 31, June 30, September 30 and December 31 of each year while such Debentures are outstanding, commencing on the earlier to occur of a Conversion Date (as defined herein) for such principal amount and September 30, 2000 (each an "INTEREST PAYMENT DATE"), in cash or shares of Common Stock (as defined in Section 6). Subject to the terms and conditions herein, the decision whether to pay interest hereunder in shares of Common Stock or cash shall be at the discretion of the Company. Not less than five Trading Days (as defined in Section 6) prior to each Interest Payment Date, the Company shall provide the Holder with written notice



                                                          Convertible Debenture
of its election to pay interest hereunder in cash or in shares of Common
Stock pursuant to the terms of Section 4(a)(i) (the Company may indicate in such notice that the election contained in such notice shall continue for later periods until revised). Failure to timely provide such written notice shall be deemed an election by the Company to pay the interest on such Interest Payment Date in shares of Common Stock pursuant to the terms of
Section 4(a)(i). Interest shall be calculated on the basis on a 360-day year and shall accrue daily commencing on the Original Issue Date (as defined in Section 6) until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest hereunder will be paid to the Person (as defined in Section 6) in whose name this Debenture is registered on the records of the Company regarding registration and transfers of Debentures (the "DEBENTURE REGISTER"). All overdue accrued and unpaid interest to be paid in cash hereunder shall entail a late fee at the rate of 18% per annum (or such lower maximum amount of interest permitted to be charged under applicable law)
("LATE FEE") (to accrue daily, from the date such interest is due hereunder through and including the date of payment), payable in cash. If such Late Fee is paid by the Company in shares of its Common Stock, then the number of shares of Common Stock issuable on account of such Late Fee shall equal the cash amount of such Late Fee on such Late Fee payment date divided by the Conversion Price (as defined herein) on such date.

       This Debenture is subject to the following additional provisions:

       SECTION 1. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.

       SECTION 2. This Debenture has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement (as defined in Section 6) and may be transferred or exchanged only in compliance with the Purchase Agreement. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the Person (as defined in Section 6) in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

       SECTION 3.    EVENTS OF DEFAULT.

              (a) "EVENT OF DEFAULT", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

                     (i) any default in the payment of the principal of, interest on or liquidated damages in respect of, any Debentures, free of any claim of subordination, as and when the

                                                          Convertible Debenture
       same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise);

                     (ii) the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of any of the Transaction Documents (as defined in Section
       6), and such failure or breach shall not have been remedied within five Business Days after the date on which notice of such failure or breach shall have been given;

                     (iii) the Company or any of its subsidiaries shall commence, or there shall be commenced against the Company or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 90 days; or the Company or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 90 days; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing;

                     (iv) the Company shall default in any of its obligations under any other Debenture or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company in an amount exceeding $1,000,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

                     (v) the Common Stock shall fail to be quoted for trading on the Nasdaq National Market ("NASDAQ") or listed for trading on the New York Stock Exchange, American Stock Exchange or the Nasdaq SmallCap Market (each, a "SUBSEQUENT MARKET") for an aggregate of five Trading Days (which need not be consecutive Trading Days);

                                                          Convertible Debenture

                     (vi) the Company shall be a party to any Change of Control Transaction (as defined in Section 6), shall agree to sell or dispose all or in excess of 33% of its assets in one or more transactions (whether or not such sale would constitute a Change of Control Transaction), or shall redeem or repurchase more than a de minimis number of shares of Common Stock or other equity securities of the Company (other than redemptions of Underlying Shares (as defined in Section 6));

                     (vii) an Underlying Shares Registration Statement (as defined in Section 6) shall not have been declared effective by the Commission (as defined in Section 6) on or prior to the 120th day after the Original Issue Date;

                     (viii) if, during the Effectiveness Period (as defined in the Registration Rights Agreement (as defined in Section 6)), the effectiveness of the Underlying Shares Registration Statement lapses for any reason or the Holder shall not be permitted to resell Registrable Securities (as defined in the Registration Rights Agreement) under the Underlying Shares Registration Statement, in either case, for more than five consecutive Trading Days or an aggregate of ten Trading Days (which need not be consecutive Trading Days);

                     (ix) an Event (as defined in the Registration Rights Agreement) shall not have been cured to the satisfaction of the Holder prior to the expiration of thirty days from the Event Date (as defined in the Registration Rights Agreement) relating thereto (other than an Event resulting from a failure of an Underlying Shares Registration Statement to be declared effective by the Commission on or prior to the 120th day after the Original Issue Date, which shall be covered by Section 3(a)(vii));

                     (x) the Company shall fail for any reason to deliver certificates to a Holder prior to the fifth Trading Day after a Conversion Date pursuant to and in accordance with Section 4(b) or the Company shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of any Debentures in accordance with the terms hereof; and

                     (xi) the Company shall fail for any reason to deliver the payment in cash pursuant to a Buy-In (as defined herein) within five Business Days after notice is deemed delivered hereunder.

              (b) If any Event of Default occurs and is continuing, the full principal amount of this Debenture (and, at the Holder's option, all other Debentures then held by such Holder), together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election, immediately due and payable in cash, PROVIDED, that if the Company fails to pay the amounts due as a result of an Event of Default by the seventh Trading Day following the declaration of an Event of Default in cash, the Holder may request payment of such amounts in shares of Common Stock, determined by reference to the lower of (x) the Conversion Price then in

                                                          Convertible Debenture
effect and (y) the average of the Per Share Market Values for the five
Trading Days preceding the date (1) of declaration of the Event of Default or
(2) of payment in full of the amount due pursuant to the terms hereof, whichever is lower. The number of shares of Common Stock issuable in payment thereof shall be determined by dividing the aggregate amount due to the Holder by the Conversion Price. The aggregate amount payable upon an Event of Default shall be equal to the sum of (i) the Mandatory Prepayment Amount
(as defined in Section 6) plus (ii) the product of (A) the number of Underlying Shares issued in respect of conversions hereunder within thirty days of the date of a declaration of an Event of Default and then held by the Holder and (B) the Closing Price (as defined in Section 6) on the date prepayment is due or the date the full prepayment price is paid, whichever is greater. Interest shall accrue on the prepayment amount hereunder from the seventh day after such amount is due (being the date of an Event of Default) through the date of prepayment in full thereof at the rate of 18% per annum
(or such lesser maximum amount that is permitted to be paid by applicable law), to accrue daily from the date such payment is due hereunder through and including the date of payment. All Debentures and Underlying Shares for which the full prepayment price hereunder shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

       SECTION 4.    CONVERSION.

              (a)    (i)     CONVERSION AT OPTION OF HOLDER.  This Debenture
shall be convertible into shares of Common Stock at the option of the Holder, in whole or in part at any time and from time to time, after the Original Issue Date (subject to the limitations on conversion set forth in Section 4(a)(v) hereof). The Holder shall effect conversions at its option by delivering to the Company the form of conversion notice attached hereto as EXHIBIT A (a "HOLDER CONVERSION NOTICE"), specifying therein the principal amount of Debentures to be converted and the date on which such conversion is to be effected, which date may not be prior to the date such Holder Conversion Notice is deemed to have been delivered hereunder (a "CONVERSION DATE") and shall contain a schedule in the form of SCHEDULE 1 to the Holder Conversion Notice (as amended on each Conversion Date, the "CONVERSION SCHEDULE") reflecting the remaining principal amount of this Debenture and all accrued and unpaid interest thereon subsequent to the conversion at issue. If no Conversion Date is specified in a Holder Conversion Notice, the Conversion Date shall be the date that such Holder Conversion Notice is deemed delivered hereunder. Subject to Section 4(b), each Holder Conversion Notice, once given, shall be irrevocable. To effect conversions hereunder (including conversion pursuant to a Company Conversion Notice), the Holder shall not be required to physically surrender this Debenture to the Company unless the aggregate principal amount of this Debenture is so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture plus all accrued and unpaid interest thereon in an amount equal to the applicable conversion, which shall be evidenced by entries set forth in the Conversion

                                                          Convertible Debenture

Schedule. The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversions. The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof.

              (ii) CONVERSION AT OPTION OF THE COMPANY. Subject to the conditions of this section, the Company may require conversions of all or a portion of the then outstanding principal amount of the Debentures if: (i) the Per Share Market Value for each Trading Day during a 20 Trading Day period exceeds 200% of the Conversion Price, (ii) the Underlying Shares Registration Statement shall have been effective and the prospectus thereunder available to the Holders for the resale of all Underlying Shares issuable upon such conversion during the entire 20 Trading Day period described in clause (i) above or the Underlying Shares may be sold by the Holder subject to such conversion without volume limitation under Rule 144(k) promulgated under the Securities Act (as defined in Section 5), (iii) the Company has available sufficient unreserved and available shares of Common Stock to fulfill its share delivery requirements upon such conversion, (iv) the Common Stock is listed or quoted for trading on the NASDAQ or a Subsequent Market during the entire 20 Trading Day period described in clause (i) above, (v) such conversion would not result in a violation of Section 4(a), and (vi) the Company shall not have been more than two Trading Days late in delivering any conversion shares pursuant to Section 4(b). The Company shall exercise its right to require conversions under Section 4(a)(ii) by delivering to the Holder a completed conversion notice in the form attached as EXHIBIT B (a "COMPANY CONVERSION NOTICE"). Each of a Company Conversion Notice and a Holder Conversion Notice are sometimes referred to herein as a Conversion Notice. Each Company Conversion Notice shall specify the principal amount of Debentures to be converted. Subject to the Holder's rights under Section 4(b), the conversion subject to each Company Conversion Notice, once given, shall be irrevocable. Conversions at the request of the Company shall be reflected in the Conversion Schedule.

              (iii) AUTOMATIC CONVERSION. Subject to the provisions in this paragraph, the principal amount of Debentures and interest due thereunder for which conversion notices have not previously been received or for which prepayment has not been made or required hereunder shall, at the option of the Company, be automatically converted into shares of Common Stock on the third anniversary of the Original Issue Date (the "AUTOMATIC CONVERSION DATE")
pursuant to Section 4(a)(iv), at the Conversion Price on such date.   A
conversion contemplated by this paragraph shall not occur if on the Automatic Conversion Date: (a) (1) an Underlying Securities Registration Statement is not then effective that names the Holder as a selling stockholder thereunder and (2) the Holder is not permitted to resell Underlying Shares pursuant to Rule 144(k) promulgated under the Securities Act, without volume restrictions, as evidenced by an opinion letter of counsel acceptable to the Holder and the transfer agent for the Common Stock; or (b) there are not sufficient shares of Common Stock authorized and reserved for issuance upon such conversion; or (c) the Common Stock shall fail to be listed or quoted for trading on the NASDAQ or a Subsequent Market. Not less than ten Trading Days prior to the Automatic Conversion Date, the Company shall provide the Holder with written notice of its election to automatically convert the principal amount of

                                                          Convertible Debenture

Debentures and interest due thereunder on the Automatic Conversion Date into shares of Common Stock pursuant to the terms hereof. Failure to timely provide such written notice shall be deemed a relinquishment of the Company's rights pursuant to this Section.

              (iv) NUMBER OF UNDERLYING SHARES ISSUABLE UPON CONVERSION. (A) The number of shares of Common Stock issuable upon a conversion hereunder shall be determined by adding the sum of (i) the quotient obtained by dividing (x) the outstanding principal amount of this Debenture to be converted and (y) the Conversion Price, and (ii) the amount equal to (I) the product of (x) the outstanding principal amount of this Debenture to be converted and (y) the product of (1) the quotient obtained by dividing .06 by 360 and (2) the number of days for which such principal amount was outstanding, divided by (II) the Conversion Price on the Conversion Date, PROVIDED, that if the Company shall have elected to pay the interest due on a Conversion Date in cash pursuant to the terms hereof, subsection (ii) shall not be used in the calculation of the number of shares of Common Stock issuable upon a conversion hereunder.

                     (B) Notwithstanding anything to the contrary contained herein, if on any Conversion Date:

                     (1) the number of shares of Common Stock at the time authorized, unissued and unreserved for all purposes, or held as treasury stock, is insufficient to pay interest hereunder in shares of Common Stock;

                     (2)    after the Interest Effectiveness Date (as defined in
       Section 6) such shares of Common Stock (x) are not registered for resale pursuant to an effective Underlying Shares Registration Statement and (y) may not be sold without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act (if the shares of Common Stock are permitted by the Holder to be delivered under this clause (2) prior to the Effectiveness Date (as defined in the Registration Rights Agreement) and thereafter an Underlying Shares Registration Statement shall be declared effective by the Commission, the Company shall, within three Trading Days after the date of such declaration of effectiveness, exchange such shares for shares of Common Stock that are free of restrictive legends of any kind);

                     (3) the Common Stock shall fail to be listed or quoted for trading on the NASDAQ or a Subsequent Market;

                     (4) the Company has failed to timely satisfy its conversion obligations hereunder; or

                     (5) the issuance of such shares of Common Stock would result in a violation of Sections 4(a)(v)(A) or (B),

                     then, at the option of the Holder, the Company, in lieu of delivering shares of Common Stock pursuant to Section 4(a)(iv)(A)(ii), shall deliver, within three Trading Days of

                                                          Convertible Debenture
each applicable Conversion Date, an amount in cash equal to the product of
(a) the outstanding principal amount of the Debentures to be converted on such Conversion Date and (b) the product of (x) the quotient obtained by dividing .06 by 360 and (y) the number of days for which such principal amount was outstanding.

                     (v)    CERTAIN CONVERSION RESTRICTIONS.

                            (A)    A Holder may not convert Debentures or
receive shares of Common Stock as payment of interest hereunder to the extent such conversion or receipt of such interest payment would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of interest on, the Debentures held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 4.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of Debentures are convertible shall be the responsibility and obligation of the Holder. If the Holder has delivered a Conversion Notice for a principal amount of Debentures that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date in accordance with the periods described in Section 4(b) and, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the permitted amount hereunder for future conversions or return such excess principal amount to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

                            (B)    A Holder may not convert Debentures or
receive shares of Common Stock as payment of interest hereunder to the extent such conversion or receipt of such interest payment would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of interest on, the Debentures held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 9.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority

                                                          Convertible Debenture
and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of Debentures are convertible shall be the responsibility and obligation of the Holder. If the Holder has delivered a Conversion Notice for a principal amount of Debentures that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date in accordance with the periods described in
Section 4(b) and, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the permitted amount hereunder for future conversions or return such excess principal amount to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

                     (C) If the Common Stock is then listed for trading on the NASDAQ or the Nasdaq SmallCap Market and the Company has not obtained the Shareholder Approval (as defined below), then the Company may not issue in excess of 5,416,290 shares of Common Stock (which equals 19.999% of the number of shares of Common Stock outstanding on the Trading Day immediately preceding the Original Closing Date) upon conversions of the Debenture at a price per share that is less than the Closing Price on the Trading Day immediately preceding the Original Issue Date (such number of shares, the "ISSUABLE MAXIMUM"). Each Holder shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing (x) the aggregate principal amount of the Debentures issued and sold to such Holder on the Original Issue Date by (y) the number of the Debenture issued and sold by the Company on the Original Issue Date. If any Holder shall no longer hold the Debenture, then such Holder's remaining portion of the Issuable Maximum shall be allocated pro-rata among the remaining Holders. If on any Conversion Date (A) the shares of Common Stock are listed for trading on the NASDAQ or Nasdaq SmallCap Market, (B) the Conversion Price then in effect is such that the aggregate number of shares of Common Stock that would then be issuable upon conversion in full of all then outstanding Debentures, together with any shares of Common Stock previously issued upon conversion of the Debenture would exceed the Issuable Maximum, and (C) the Company shall not have previously obtained the vote of shareholders (the "SHAREHOLDER APPROVAL"), if any, as may be required by the applicable rules and regulations of the NASDAQ (or any successor entity) applicable to approve the issuance of shares of Common Stock in excess of the Issuable Maximum pursuant to the terms hereof, then the Company shall issue to the Holder requesting a conversion a number of shares of Common Stock equal to such Holder's pro-rata portion (which shall be calculated pursuant to the terms hereof) of the Issuable Maximum and, with respect to the remainder of the aggregate principal amount of the Debentures then held by such Holder for which a conversion in accordance with the Conversion Price would result in an issuance of shares of Common Stock in excess of such Holder's pro-rata portion (which shall be calculated pursuant to the terms hereof) of the Issuable Maximum (the "EXCESS PRINCIPAL"), the converting Holder shall have the option to require the Company to either:
(1) use its best efforts to obtain the Shareholder Approval applicable to such issuance as soon as is possible, but in any event not later than the 60th day after such request, or (2) pay cash to the

                                                          Convertible Debenture
converting Holder in an amount equal to the Mandatory Prepayment Amount for the Excess Principal as liquidated damages and not as penalty. If the converting Holder shall have elected the first option pursuant to the immediately preceding sentence and the Company shall have failed to obtain the Shareholder Approval on or prior to the 60th day after such request, then within three days of such 60th day, the Company shall pay cash to the converting Holder an amount equal to the Mandatory Prepayment Amount for the Excess Principal as liquidated damages and not as penalty. If the Company fails to pay the Excess Principal in full pursuant to this Section within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum or such lesser maximum amount that is permitted to be paid by applicable law, to the converting Holder, accruing daily from the Conversion Date until such amount, plus all such interest thereon, is paid in full. The Company and the Holder understand and agree that shares of Common Stock issued to and then held by the Holder as a result of conversions of Debentures shall not be entitled to cast votes on any resolution to obtain Shareholder Approval pursuant hereto.

              (b)    (i)     Not later than three Trading Days after any
Conversion Date, the Company will deliver to the Holder (i) a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those required by Section 3.1(b) of the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of Debentures, and (ii) a bank check in the amount of accrued and unpaid interest (if the Company has timely elected or is required to pay accrued interest in cash). The Company shall, upon request of the Holder, if available, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If in the case of any Conversion Notice such certificate or certificates are not delivered to or as directed by the applicable Holder by the third Trading Day after a Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the certificates representing the principal amount of Debentures tendered for conversion.

                     (ii) If the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 4(b)(i) by the third Trading Day after the Conversion Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, $5,000 for each Trading Day after such third Trading Day until such certificates are delivered. Nothing herein shall limit a Holder's right to pursue actual damages or declare an Event of Default pursuant to Section 3 herein for the Company's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holders from seeking to enforce damages pursuant to any other Section hereof or under applicable law. Further, if the Company shall not have delivered any cash due in respect of conversions of Debentures or as payment of interest thereon by the third Trading Day after the Conversion Date, the Holder may, by notice to the Company, require the Company to issue shares of Common Stock pursuant to Section 4(c), except that for such purpose the Conversion Price applicable thereto shall

                                                          Convertible Debenture
be the lesser of the Conversion Price on the Conversion Date and the Conversion Price on the date of such Holder demand. Any such shares will be subject to the provision of this Section.

                     (iii) In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 4(b)(i) by the third Trading Day after the Conversion Date, and if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a "BUY-IN"), then the Company shall (A) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder anticipated receiving from the conversion at issue multiplied by (2) the market price of the Common Stock at the time of the sale giving rise to such purchase obligation and (B) at the option of the Holder, either reissue Debentures in principal amount equal to the principal amount of the attempted conversion or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its delivery requirements under Section 4(b)(i). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Debentures with respect to which the market price of the Underlying Shares on the date of conversion was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In. Notwithstanding anything contained herein to the contrary, if a Holder requires the Company to make payment in respect of a Buy-In for the failure to timely deliver certificates hereunder and the Company timely pays in full such payment, the Company shall not be required to pay such Holder liquidated damages under
Section 4(b)(ii) in respect of the certificates resulting in such Buy-In.

              (c)    (i)    The conversion price (the "CONVERSION PRICE") in
effect on any Conversion Date shall equal 110% of the average of the Per Share Market Values for the 20 Trading Days immediately following the Original Issue Date.

                            (ii)   If the Company, at any time while any
Debentures are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to

                                                          Convertible Debenture
receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

                            (iii)  If the Company, at any time while any
Debentures are outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Per Share Market Value at the record date mentioned below, then the Conversion Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants. However, upon the expiration of any such right, option or warrant to purchase shares of the Common Stock the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section, if any such right, option or warrant shall expire and shall not have been exercised, the Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section after the issuance of such rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights, options or warrants been made on the basis of offering for subscription or purchase only that number of shares of the Common Stock actually purchased upon the exercise of such rights, options or warrants actually exercised.

                            (iv)   If the Company or any subsidiary thereof, as
applicable with respect to Common Stock Equivalents (as defined below), at any time while any principal amount is outstanding under the Debentures, shall issue shares of Common Stock or rights, warrants, options or other securities or debt that is convertible into or exchangeable for shares of Common Stock ("COMMON STOCK EQUIVALENTS") entitling any Person to acquire shares of Common Stock, at a price per share less than the Conversion Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price), then, at the option of the Holder, the Conversion Price shall be replaced with the conversion, exchange or purchase price for such Common Stock or Common Stock Equivalents (including any reset provisions thereof) for all subsequent conversions of principal amount under the Debentures or such conversions. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalent

                                                          Convertible Debenture
subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms. Notwithstanding the foregoing, the following shall not be deemed to be Common Stock Equivalents: issuances pursuant to a grant or exercise of stock, warrants or options which may hereafter be granted or exercised under any employee or director benefit plan or compensation program of the Company now existing or to be implemented in the future.

                            (v)    If the Company, at any time while Debentures
are outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price at which Debentures shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

                            (vi)   In case of any reclassification of the Common
Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holders shall have the right thereafter to, at their option, (A) convert the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following such reclassification or share exchange, and the Holders of the Debentures shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture could have been converted immediately prior to such reclassification or share exchange would have been entitled or (B) require the Company to prepay the aggregate of its outstanding principal amount of Debentures, plus all interest and other amounts due and payable thereon, at a price and on the terms in accordance with Section 3(b). The entire prepayment price shall be paid in cash. This provision shall similarly apply to successive reclassifications or share exchanges.

                            (vii)  All calculations under this Section 4 shall
be made to the nearest cent or the nearest 1/100th of a share, as the case may be. No adjustments in the Conversion Price shall be required if such adjustment is less than $0.01, PROVIDED, that any adjustments which

                                                          Convertible Debenture
by reason of this Section are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                            (viii) Whenever the Conversion Price is adjusted
pursuant to any of Section 4(c)(ii) - (v), the Company shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

                            (ix)   If (A) the Company shall declare a dividend
(or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debentures, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, PROVIDED, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Debentures during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

                            (x)    In case of any (1) merger or consolidation of
the Company with or into another Person, or (2) sale by the Company of more than one-half of the assets of the Company (on an as valued basis) in one or a series of related transactions, a Holder shall have the right to (A) if permitted under
Section 3(b) hereof, exercise its rights of prepayment under Section 3(b) with respect to such event, (B) convert its aggregate principal amount of Debentures then outstanding into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and such Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the shares of Common Stock into which such aggregate principal


                                    -14-                   Convertible Debenture
amount of Debentures could have been converted immediately prior to such merger, consolidation or sales would have been entitled, or (C) in the case of a merger or consolidation, (x) require the surviving entity to issue convertible debentures in an aggregate principal amount equal to the aggregate principal amount of Debentures then held by such Holder, plus all accrued and unpaid interest and other amounts owing thereon, which newly issued convertible debentures shall have terms identical (including with respect to conversion) to the terms of this Debenture and shall be entitled to all of the rights and privileges of a Holder of Debentures set forth herein and the agreements pursuant to which the Debentures were issued (including, without limitation, as such rights relate to the acquisition, transferability, registration and listing of such shares of stock other securities issuable upon conversion thereof), and (y) simultaneously with the issuance of such convertible debentures, shall have the right to convert such instrument only into shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger or consolidation. In the case of clause (C), the conversion price applicable for the newly issued convertible debentures shall be based upon the amount of securities, cash and property that each share of Common
Stock would receive in such transaction and the Conversion Price in effect immediately prior to the effectiveness or closing date for such transaction.
The terms of any such merger, sale or consolidation shall include such terms so as to continue to give the Holders the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

              (d) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

              (e) The issuance of certificates for shares of the Common Stock on conversion of the Debentures shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Debentures so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

              (f) Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Company, at 13737 Noel Road, Suite 1400, Dallas, Texas 75240-7367, facsimile No.: (972) 581-7002, attention Chief Financial Officer, or such other address or facsimile number as the Company may specify for such purposes


                                    -15-                   Convertible Debenture
by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m.
(New York City time) on such date, (iii) four days after deposit in the United States mail, (iv) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (v) upon actual receipt by the party to whom such notice is required to be given.

       SECTION 5. PUT OPTION. On the first year anniversary of the Original Issue Date and thereafter, on each third monthly anniversary thereof, the Holders shall have the right, at their sole discretion (the "PUT RIGHT"), to require the Company to prepay all or a portion of the then outstanding principal amount and interest under the Debentures by delivering to the Company a written notice (a "PUT NOTICE"), specifying therein the outstanding principal amount and interest subject to the Put Right. A date on which a Put Notice is delivered by a Holder is a "PUT DATE" and the 75th day following a Put Date, is a "PUT PAYMENT DATE." Subject to the right to deliver shares of Common Stock as described in the immediately following sentence, not later than the Put Payment Date, the Company will pay and deliver to the Holder exercising its Put Right, free of any claim of subordination, an amount of cash (in immediately available funds) equal to the sum of: (i) the principal amount of Debentures to be prepaid, plus all accrued and unpaid interest thereon (each as indicated in the Put Notice), and (ii) all other amounts, costs, expenses and liquidated damages then owing in respect of such principal amount (the "PUT PRICE"). The Company may deliver a written notice to the Holders no later than 30 Trading Days prior to a Put Date (a "COMPANY NOTICE"), indicating therein its intention not to pay in excess of a maximum dollar amount in cash as part of any subsequent Put Price (the "MAXIMUM CASH AMOUNT") (the Company may indicate in such Company Notice that the election contained therein shall continue for later periods until revised), in which case, in response to a Put Notice, the Company shall: (i) pay to the Holder the Maximum Cash Amount, if any, no later than the Put Payment Date and (ii) deliver to the Holder not later than the third Trading Day following the applicable Put Payment Date a number of shares of Common Stock equal to the quotient obtained by dividing (A) the difference between the Put Price and the Maximum Cash Amount by (B) the lower of (x) the Conversion Price and (y) the average of the Per Share Market Values for the five Trading Days preceding the Put Date. The Company's rights and obligations (as applicable) to deliver shares of Common Stock pursuant to this Section 5 shall be subject to the provisions of Sections 4(a)(iv)(B), 4(b)(ii) and 4(b)(iii) hereof, respectively. If the Company shall fail to timely deliver a Company Notice to the Holders, the Company will be required to pay the entire Put Price in cash. If any portion of the cash portion of the Put Price shall


                                    -16-                   Convertible Debenture
not be paid on or prior to the Put Payment Date, then, notwithstanding anything herein to the contrary, the Holder shall have the right to either
(i) rescind the Put Notice or (ii) convert all or a portion of the principal amount and interest under the Debentures previously subject to the Put Right at a conversion price equal to the lower of (x) the Conversion Price and (y) the average of the Per Share Market Values during the ten Trading Days immediately preceding either the Put Payment Date or the date the Holder rescinds the Put Notice, whichever is lower.

       SECTION 6. DEFINITIONS. For the purposes hereof, the following terms shall have the following meanings:

              "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

              "CHANGE OF CONTROL TRANSACTION"  means the occurrence of any of
(i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 33% of the voting securities of the Company, (ii) a replacement at one time or over time of more than one-half of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (iii) the merger of the Company with or into another entity that is not wholly-owned by the Company, consolidation or sale of 50% or more of the assets of the Company in one or a series of related transactions, or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).

              "CLOSING PRICE" means on any particular date (a) the closing sales price per share of Common Stock on such date on the Subsequent Market on which the shares of Common Stock are then listed or quoted, or if there is no such price on such date, then the closing sales price on the Subsequent Market on the date nearest preceding such date, or (b) if the shares of Common Stock are not then listed or quoted on a Subsequent Market, the closing sales price for a share of Common Stock in the NASDAQ, as reported by the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the shares of Common Stock are not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Holder, or
(d) if the shares of Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the Holders of a majority in interest of the principal amount of Debentures then outstanding.


                                    -17-                   Convertible Debenture

              "COMMISSION" means the Securities and Exchange Commission.

              "COMMON STOCK" means the common stock, $.01 par value per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

              "Effective Date" means the date on which an Underlying Shares Registration Statement shall have first been declared effective by the Securities and Exchange Commission.

              "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

              "INTEREST EFFECTIVENESS DATE" means the earlier to occur of (x) the Effectiveness Date (as defined in the Registration Right Agreement) and (y) the Effective Date.

              "MANDATORY PREPAYMENT AMOUNT" for any Debentures shall equal the sum of (i) the greater of (A) 107% of the principal amount of Debentures to be prepaid, plus all accrued and unpaid interest thereon, and (B) the principal amount of Debentures to be prepaid, plus all accrued and unpaid interest thereon, divided by the Conversion Price on (x) the date the Mandatory Prepayment Amount is demanded or otherwise due or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is less, multiplied by the Closing Price on (x) the date the Mandatory Prepayment Amount is demanded or otherwise due or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is greater, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such Debentures.

              "ORIGINAL ISSUE DATE" shall mean the date of the first issuance of the Debentures regardless of the number of transfers of any Debenture and regardless of the number of instruments which may be issued to evidence such Debenture.

              "PER SHARE MARKET VALUE" means on any particular date (a) the closing bid price per share of Common Stock on such date on the NASDAQ or on such Subsequent Market on which the shares of Common Stock are then listed or quoted, or if there is no such price on such date, then the closing bid price on the NASDAQ or on such Subsequent Market on the date nearest preceding such date, or (b) if the shares of Common Stock are not then listed or quoted on the NASDAQ or a Subsequent Market, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the shares of Common Stock are not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Holder, or (d) if the shares of Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the Holders of a majority in interest of the principal amount of Debentures then outstanding.


                                    -18-                   Convertible Debenture

              "PERSON" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

              "PURCHASE AGREEMENT" means the Convertible Debenture Purchase Agreement, dated as of the Original Issue Date, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

              "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of the Original Issue Date, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

              "SECURITIES ACT" means the Securities Act of 1933, as amended.

              "TRADING DAY" means (a) a day on which the shares of Common Stock are traded on the NASDAQ or on such Subsequent Market on which the shares of Common Stock are then listed or quoted, or (b) if the shares of Common Stock are not listed on the NASDAQ or a Subsequent Market, a day on which the shares of Common Stock are traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the shares of Common Stock are not quoted on the OTC Bulletin Board, a day on which the shares of Common Stock are quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); PROVIDED, that in the event that the shares of Common Stock are not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean a Business Day.

              "TRANSACTION DOCUMENTS" shall have the meaning set forth in the Purchase Agreement.

              "UNDERLYING SHARES" means the shares of Common Stock issuable upon conversion of Debentures or as payment of interest in accordance with the terms hereof.

              "UNDERLYING SHARES REGISTRATION STATEMENT" means a registration statement meeting the requirements set forth in the Registration Rights Agreement, covering among other things the resale of the Underlying Shares and naming the Holder as a "selling stockholder" thereunder.

       SECTION 7. Notwithstanding anything herein to the contrary, upon the occurrence of an event pursuant to which a Holder shall be entitled to request that the Company make a cash payment hereunder (including, but not limited to, liquidated damages and mandatory prepayment of principal and interest hereunder), then, upon such Holder providing Wells Fargo Business Credit, Inc. with notice of such event, at the sole option of such Holder, with respect to each such cash payment: (i) as of the date due pursuant to the terms hereof, such cash payment shall be added to the principal amount outstanding under the Debentures held by it or (ii) the Company shall, no later than the third day following the date such cash payment is due pursuant to the terms hereof, deliver to such Holder a number of shares of Common Stock equal to the quotient obtained by dividing (A) the amount of


                                    -19-                   Convertible Debenture
such cash payment by (B) the average of the Per Share Market Values for the five Trading Days preceding the date such cash payment is due pursuant to the terms hereof or (iii) the Company shall pay such cash payment in full on the 60th day following the date such cash payment is due pursuant to the terms hereof. The Company's obligations to deliver shares of Common Stock pursuant to subsection (ii) of the immediately preceding sentence shall be subject to the provisions of Section 4(b)(ii) and (iii) hereof. All overdue cash payments pursuant to this Section shall entail a Late Fee (to accrue daily, from the date such interest is due hereunder through and including the date of payment), payable in cash.

       SECTION 8. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company. This Debenture ranks PARI PASSU with all other Debentures now or hereafter issued under the terms set forth herein. As long as there are Debentures outstanding, the Company shall not and shall cause it subsidiaries not to, without the consent of a majority in interest of the Holders: (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holders; (ii) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock or other equity securities other than as to the Underlying Shares to the extent permitted or required under the Transaction Documents; or (iii) enter into any agreement with respect to any of the foregoing.

       SECTION 9. This Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

       SECTION 10. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

       Section 11. Except as set forth in SCHEDULE 2.1(p) of the Purchase Agreement, no indebtedness of the Company is senior to this Debenture in right of payment, whether with respect to interest, damages or upon liquidation or dissolution or otherwise. The Company will not and will not permit any of its subsidiaries to, directly or indirectly, enter into, create, incur, assume or suffer to exist any indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom that is senior in any respect to the Company's obligations under the Debentures.


                                    -20-                   Convertible Debenture

       SECTION 12. This Debenture shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws thereof. The Company and the Holder hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

       SECTION 13. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

       SECTION 14. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Debentures as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

       SECTION 15. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

                     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                               SIGNATURE PAGE FOLLOWS]




                                    -21-                   Convertible Debenture

              IN WITNESS WHEREOF, the Company has caused this Convertible Debenture to be duly executed by a duly authorized officer as of the date first above indicated.


                                       LUMINANT WORLDWIDE CORPORATION


                                       By: /s/ Guillermo G. Marmol
                                          -----------------------------------
                                           Name:  Guillermo G. Marmol
                                           Title: CEO




















                                                           Convertible Debenture

                                      EXHIBIT A

                             NOTICE OF HOLDER CONVERSION


(To be Executed by the Registered Holder in order to Convert the Debenture)

The undersigned hereby elects to convert the principal amount of Debenture set forth below into shares of common stock, $.01 par value per share (the "Common Stock"), of Luminant Worldwide Corporation (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:
                                   ---------------------------------------------
                                   Date to Effect Conversion


                                   ---------------------------------------------
                                   Principal Amount of Debentures
                                   to be Converted


                                   ---------------------------------------------
                                   Number of shares of Common Stock to be Issued

                                   Payment of Interest in Kind  / / Yes / / No

                                          If yes, $ _______ of Interest Accrued
                                          on Account of Conversion at Issue


                                   ---------------------------------------------
                                   Applicable Conversion Price

                                   ---------------------------------------------
                                   Signature

                                   ---------------------------------------------
                                   Name

                                   ---------------------------------------------
                                   Address








                                                           Convertible Debenture

                                      EXHIBIT B

                             NOTICE OF COMPANY CONVERSION

(To be Executed by the Company
in order to convert the Debenture)

The undersigned in the name and on behalf of Luminant Worldwide Corporation, a Delaware company (the "COMPANY"), hereby notifies the addressee hereof of its election to exercise its right to convert the principal amount of the Debenture set forth below, into shares of Common Stock, par value $.01 per share (the "COMMON STOCK"), of the Company, according to the conditions hereof, as of the date written below. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any, which may be incurred by the Company if shares are to be issued in the name of a person other than in the name of the addressee.


Conversion calculations:
                                   ---------------------------------------------
                                   Date to Effect Conversion


                                   ---------------------------------------------
                                   Principal Amount of Debentures
                                   to be Converted


                                   ---------------------------------------------
                                   Number of shares of Common Stock to be Issued

                                   Payment of Interest in Kind  / / Yes / / No

                                          If yes, $ _______ of Interest Accrued
                                          on Account of Conversion at Issue


                                   ---------------------------------------------
                                   Applicable Conversion Price

                                   ---------------------------------------------
                                   Signature

                                   ---------------------------------------------
                                   Name

                                   ---------------------------------------------
                                   Address



                                     -2-                   Convertible Debenture

                                      SCHEDULE 1

                                 CONVERSION SCHEDULE

6% Convertible Debentures, due September 21, 2003, in the aggregate principal amount of $17,000,000 issued by Luminant Worldwide Corporation This Conversion Schedule reflects conversions made under Section 4(a)(i) of the above referenced Debentures.

                                       Dated:


===============================================================================
                                             Aggregate
                                             Principal
                                               Amount
                                              Remaining
                           Amount of        Subsequent to
 Date of Conversion       Conversion          Conversion        Company Attest
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                                     -3-                  Convertible Debenture


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




                                     -3-                  Convertible Debenture